EXHIBIT 99.1

Genworth Financial

Built on GE Heritage

THIRD QUARTER 2003
FOURTH QUARTER 2003
SELECTED FINANCIAL DATA

SEPTEMBER 28, 2004

GENWORTH FINANCIAL

3Q & 4Q 2003 SELECTED FINANCIAL DATA

GENWORTH FINANCIAL

3Q & 4Q 2003 SELECTED FINANCIAL DATA

Dear Investor/Analyst,

With the approach of the release of Genworth’s third quarter financial results, we are taking this opportunity to provide additional financial information on prior periods. While the aggregate financial data for these periods has been publicly disseminated, selected financial detail for the third and fourth quarters of 2003 had not previously been provided in a format consistent with our Quarterly Financial Supplement.

This financial data contains both historical and pro forma earnings and other financial information for the third and fourth quarters of 2003. The historical data presented herein includes results of operations that were part of Genworth prior to its reorganization, which was completed in conjunction with its initial public offering (IPO), on May 28, 2004. The pro forma financial information, which is presented herein to facilitate a comparison of Genworth’s period-to-period results, reflects the effects of the reinsurance transactions entered into as part of our corporate reorganization, as if these transactions had occurred on January 1, 2003.

Additional detail on the basis of presentation of historical and pro forma financial information is provided below.

Please call if you have any additional questions.

Regards,

Jean Peters

Senior Vice President

Investor Relations and Corporate Communications

804 662- 2693

Alicia Charity

Vice President

Investor Relations

804 662-2248

GENWORTH FINANCIAL

3Q & 4Q 2003 SELECTED FINANCIAL DATA

Basis of Historical and Pro Forma Selected Financial Information

As part of a corporate reorganization effected in connection with the company’s IPO, the company acquired substantially all of the assets and liabilities of GE Financial Assurance Holdings, Inc. (GEFAHI), an indirect subsidiary of GE. The company also acquired certain other insurance businesses that were owned by other GE subsidiaries but managed by members of the company’s management team. In consideration for the assets that the company acquired and the liabilities that the company assumed, the company issued various equity and debt securities to GEFAHI.

The company has prepared its historical financial information as if the company had been in existence throughout all relevant periods. The historical financial information through the date of the corporate reorganization (May 24, 2004) includes all businesses that were owned by GEFAHI, including those that were not transferred to the company, as well as the other insurance businesses that the company acquired from other GE subsidiaries in connection with the corporate reorganization. The financial information after the date of the corporate reorganization does not include businesses that the company did not acquire from GEFAHI. As a result, the company’s historical financial information for periods prior to the corporate reorganization is not comparable to historical financial information for periods ending after that date.

Prior to the completion of the IPO, the company entered into several significant reinsurance transactions with Union Fidelity Life Insurance Company (UFLIC), an indirect subsidiary of GE. As part of these transactions, the company ceded to UFLIC, effective as of January 1, 2004, policy obligations under all of its in-force structured settlement contracts, which had reserves of $12.0 billion, and substantially all of its in-force variable annuity contracts, which had general account reserves of $2.8 billion and separate account reserves of $7.9 billion, each as of December 31, 2003. These contracts represent substantially all of the company’s contracts that were in force as of December 31, 2003 for these products. In addition, effective as of January 1, 2004, the company ceded to UFLIC policy obligations under a block of long-term care insurance policies, which had reserves of $1.5 billion as of December 31, 2003. As part of the reinsurance transactions, UFLIC ceded to the company in-force blocks of Medicare supplement insurance, which had reserves of $19 million.

The unaudited pro forma financial information contained herein reflects the company’s historical combined financial information as adjusted to give effect to the reinsurance transactions with UFLIC as if these transactions had occurred as of January 1, 2003.

The unaudited pro forma financial information is based upon available information and assumptions that the company believes are reasonable. The unaudited pro forma financial information is for illustrative and informational purposes only and is not intended to represent or be indicative of what the company’s financial condition or results of operations would have been had the transactions described above occurred on the dates indicated, nor what they may be in the future.

Note: The financial data below includes historical and pro forma results of operations for Genworth’s Protection, Retirement Income and Investments and Mortgage Insurance segments. Please note that these results of operations do not include realized investment gains and losses, all of which are recorded in Genworth’s Corporate and Other segment, whose results are not included in this report.

GENWORTH FINANCIAL

3Q & 4Q 2003 SELECTED FINANCIAL DATA

PRO FORMA FINANCIAL DATA

GENWORTH FINANCIAL

3Q & 4Q 2003 SELECTED FINANCIAL DATA

Pro Forma Segment Net Earnings - Protection

(Dollar amounts in millions)

Three months ended September 30, 2003	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$175	$403	$374	$147	$1,099
Net investment income	106	133	28	10	277
Policy fees and other income	79	—	4	7	90

Total revenues	360	536	406	164	1,466

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	139	373	101	94	707
Interest credited	64	28	—	—	92
Underwriting, acquisition and insurance expenses, net of deferrals	42	57	138	43	280
Amortization of deferred acquisition costs and intangibles	31	12	131	7	181
Interest expense	1	—	—	—	1

Total benefits and expenses	277	470	370	144	1,261

EARNINGS BEFORE INCOME TAXES	83	66	36	20	205

Provision for income taxes	31	24	11	7	73

SEGMENT NET EARNINGS	$52	$42	$25	$13	$132

Three months ended December 31, 2003	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$177	$415	$378	$153	$1,123
Net investment income	113	132	19	9	273
Policy fees and other income	78	5	5	6	94

Total revenues	368	552	402	168	1,490

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	166	361	106	104	737
Interest credited	63	27	—	—	90
Underwriting, acquisition and insurance expenses, net of deferrals	32	67	51	49	199
Amortization of deferred acquisition costs and intangibles	26	21	249	8	304
Interest expense	2	—	—	—	2

Total benefits and expenses	289	476	406	161	1,332

EARNINGS BEFORE INCOME TAXES	79	76	(4)	7	158

Provision for income taxes	29	29	1	3	62

SEGMENT NET EARNINGS	$50	$47	$(5)	$4	$96

GENWORTH FINANCIAL

3Q & 4Q 2003 SELECTED FINANCIAL DATA

Pro Forma Segment Net Earnings - Retirement Income and Investments

(Dollar amounts in millions)

Three months ended September 30, 2003	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$237	$—	$—	$237
Net investment income	288	11	82	381
Policy fees and other income	1	26	—	27

Total revenues	526	37	82	645

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	299	15	—	314
Interest credited	167	8	73	248
Underwriting, acquisition and insurance expenses, net of deferrals	26	6	1	33
Amortization of deferred acquisition costs and intangibles	25	5	—	30
Interest expense	—	—	—	—

Total benefits and expenses	517	34	74	625

EARNINGS BEFORE INCOME TAXES	9	3	8	20

Provision for income taxes	3	(1)	3	5

SEGMENT NET EARNINGS	$6	$4	$5	$15

Three months ended December 31, 2003	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$303	$—	$—	$303
Net investment income	301	13	80	394
Policy fees and other income	2	24	—	26

Total revenues	606	37	80	723

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	345	11	—	356
Interest credited	166	8	71	245
Underwriting, acquisition and insurance expenses, net of deferrals	38	23	3	64
Amortization of deferred acquisition costs and intangibles	46	(9)	—	37
Interest expense	—	—	—	—

Total benefits and expenses	595	33	74	702

EARNINGS BEFORE INCOME TAXES	11	4	6	21

Provision for income taxes	3	4	2	9

SEGMENT NET EARNINGS	$8	$—	$4	$12

GENWORTH FINANCIAL

3Q & 4Q 2003 SELECTED FINANCIAL DATA

Pro Forma Segment Net Earnings - Mortgage Insurance

(Dollar amounts in millions)

Three months ended September 30, 2003	U. S.	International	Total
REVENUES:
Premiums	$123	$59	$182
Net investment income	31	25	56
Policy fees and other Income	9	4	13

Total revenues	163	88	251

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	38	6	44
Underwriting, acquisition and insurance expenses, net of deferrals	55	19	74
Amortization of deferred acquisition costs and intangibles	6	4	10

Total benefits and expenses	99	29	128

EARNINGS BEFORE INCOME TAXES	64	59	123

Provision for income taxes	13	17	30

SEGMENT NET EARNINGS	$51	$42	$93

Three months ended December 31, 2003	U. S.	International	Total
REVENUES:
Premiums	$127	$67	$194
Net investment income	31	27	58
Policy fees and other Income	6	4	10

Total revenues	164	98	262

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	42	4	46
Underwriting, acquisition and insurance expenses, net of deferrals	52	22	74
Amortization of deferred acquisition costs and intangibles	7	4	11

Total benefits and expenses	101	30	131

EARNINGS BEFORE INCOME TAXES	63	68	131

Provision for income taxes	24	30	54

SEGMENT NET EARNINGS	$39	$38	$77

Pro Forma Segment Net Earnings is equivalent to Historical Segment Net Earnings for the Mortgage Insurance Segment.

GENWORTH FINANCIAL

3Q & 4Q 2003 SELECTED FINANCIAL DATA

HISTORICAL FINANCIAL DATA

GENWORTH FINANCIAL

3Q & 4Q 2003 SELECTED FINANCIAL DATA

Historical Segment Net Earnings - Protection

(Dollar amounts in millions)

Three months ended September 30, 2003	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$175	$454	$374	$147	$1,150
Net investment income	106	154	28	10	298
Policy fees and other income	79	1	4	7	91

Total revenues	360	609	406	164	1,539

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	139	440	101	94	774
Interest credited	64	28	—	—	92
Underwriting, acquisition and insurance expenses, net of deferrals	42	63	138	43	286
Amortization of deferred acquisition costs and intangibles	31	16	131	7	185
Interest expense	1	—	—	—	1

Total benefits and expenses	277	547	370	144	1,338

EARNINGS BEFORE INCOME TAXES	83	62	36	20	201

Provision for income taxes	31	22	11	7	71

SEGMENT NET EARNINGS	$52	$40	$25	$13	$130

Three months ended December 31, 2003	Life	Long Term Care	Payment Protection Ins.	Group	Total
REVENUES:
Premiums	$177	$473	$378	$153	$1,181
Net investment income	113	164	19	9	305
Policy fees and other income	78	4	5	6	93

Total revenues	368	641	402	168	1,579

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	166	429	106	104	805
Interest credited	63	27	—	—	90
Underwriting, acquisition and insurance expenses, net of deferrals	32	82	51	49	214
Amortization of deferred acquisition costs and intangibles	26	29	249	8	312
Interest expense	2	—	—	—	2

Total benefits and expenses	289	567	406	161	1,423

EARNINGS BEFORE INCOME TAXES	79	74	(4)	7	156

Provision for income taxes	29	28	1	3	61

SEGMENT NET EARNINGS	$50	$46	$(5)	$4	$95

GENWORTH FINANCIAL

3Q & 4Q 2003 SELECTED FINANCIAL DATA

Historical Segment Net Earnings - Retirement Income and Investments

(Dollar amounts in millions)

Three months ended September 30, 2003	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$237	$—	$—	$237
Net investment income	506	30	82	618
Policy fees and other income	1	58	—	59

Total revenues	744	88	82	914

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	446	15	—	461
Interest credited	216	26	73	315
Underwriting, acquisition and insurance expenses, net of deferrals	28	16	1	45
Amortization of deferred acquisition costs and intangibles	26	23	—	49
Interest expense	—	—	—	—

Total benefits and expenses	716	80	74	870

EARNINGS BEFORE INCOME TAXES	28	8	8	44

Provision for income taxes	10	—	3	13

SEGMENT NET EARNINGS	$18	$8	$5	$31

Three months ended December 31, 2003	Spread Based Retail Products	Fee Based Products	Spread Based Institutional Products	Total
REVENUES:
Premiums	$303	$—	$—	$303
Net investment income	519	31	80	630
Policy fees and other income	1	57	—	58

Total revenues	823	88	80	991

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	495	13	—	508
Interest credited	215	26	71	312
Underwriting, acquisition and insurance expenses, net of deferrals	38	35	3	76
Amortization of deferred acquisition costs and intangibles	47	10	—	57
Interest expense	—	—	—	—

Total benefits and expenses	795	84	74	953

EARNINGS BEFORE INCOME TAXES	28	4	6	38

Provision for income taxes	11	2	2	15

SEGMENT NET EARNINGS	$17	$2	$4	$23

GENWORTH FINANCIAL

3Q & 4Q 2003 SELECTED FINANCIAL DATA

Historical Segment Net Earnings - Mortgage Insurance

(Dollar amounts in millions)

Three months ended September 30, 2003	U. S.	International	Total
REVENUES:
Premiums	$123	$59	$182
Net investment income	31	25	56
Policy fees and other Income	9	4	13

Total revenues	163	88	251

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	38	6	44
Underwriting, acquisition and insurance expenses, net of deferrals	55	19	74
Amortization of deferred acquisition costs and intangibles	6	4	10

Total benefits and expenses	99	29	128

EARNINGS BEFORE INCOME TAXES	64	59	123

Provision for income taxes	13	17	30

SEGMENT NET EARNINGS	$51	$42	$93

Three months ended December 31, 2003	U. S.	International	Total
REVENUES:
Premiums	$127	$67	$194
Net investment income	31	27	58
Policy fees and other Income	6	4	10

Total revenues	164	98	262

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	42	4	46
Underwriting, acquisition and insurance expenses, net of deferrals	52	22	74
Amortization of deferred acquisition costs and intangibles	7	4	11

Total benefits and expenses	101	30	131

EARNINGS BEFORE INCOME TAXES	63	68	131

Provision for income taxes	24	30	54

SEGMENT NET EARNINGS	$39	$38	$77

Pro Forma Segment Net Earnings is equivalent to Historical Segment Net Earnings for the Mortgage Insurance Segment.

GENWORTH FINANCIAL

3Q & 4Q 2003 SELECTED FINANCIAL DATA

About Genworth Financial

Genworth is a leading insurance holding company, serving the lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers, and has operations in 20 countries, including the U.S., Canada, Australia, the U.K. and more than a dozen other European countries. For more information, visit www.genworth.com

Inquiries:

Genworth Financial, Inc., Richmond

Jean Peters, 804/662-2693

jean.peters@genworth.com

Alicia Charity, 804/662-2248

alicia.charity@genworth.com